AGL Resources

AGA Financial Forum
One-on-One Meetings

May 1 – 3, 2005

Important Note to Investors

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, beliefs, expectations, intentions, strategies and projections reflected in or suggested by the forward-looking statements. Information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our filings with the Securities and Exchange Commission, including our Form 8-K of management's discussion of selected financial data for the year-ended December 31, 2004, filed with the commission on January 28, 2005, Form 8-K for the company's earnings release for the year ended December 31, 2004, filed with the commission on January 28, 2005, Form 10-Q for the quarter ended September 30, 2004, filed with the commission on October 27, 2004 and our Form 8-K filed with the commission on October 27, 2004. Caution should be taken for you not to place undue reliance on our forward-looking statements, which represent our views only as of the date of this presentation, and which we have no current intention to update.

Who We Are ...

- Largest natural gas distribution company in Southeast and Mid-Atlantic
- Market capitalization of $2.7 billion
- $5.6 billion in assets
- Primarily a regulated business; focused on gas only
- Strategic niche player in non-utility businesses: asset management; retail marketing; wholesale dark fiber
- Experienced, stable and ethical management team
- Active, engaged board of directors
- Value-oriented investment

Premier East Coast Gas Operations

The Platform

- 2.3 MM customers – scale to succeed
- Florida to New Jersey geographic footprint
- Unique gas position across Eastern US

Key Benefits of NUI Acquisition

- Cost management and growth opportunities
- Diversified regulatory and weather footprint
- Expansion of regulated business platform
- Ability to optimize under-managed assets



Elizabethtown Gas
Columbia Pipeline**
Elkton Gas
Saltville, VA Storage
Virginia Natural Gas
Early Grove, VA Storage
Virginia Gas
East Tennessee Pipeline**
Chattanooga Gas
Atlanta Gas Light
Sonat Pipeline**
Transco Pipeline**
Sequent
Jefferson Island Storage
Florida City Gas

State	Customers (000s)
GA	1,575
NJ	267
VA	264
FL	104
TN	62
MD	6
Total	2,278

** Assets not owned by AGL.. Saltville, Virginia Gas Storage and Virginia Gas Pipeline assets still shown as transaction to sell assets to Duke Energy Transmission has not yet closed.

Our Long-Term Value Proposition

Target


4-6%
Year-to-year
earnings per
share growth
4-6%
Competitive
dividend yield

Actual

EPS growth from 2000-2004 has averaged 14%.

Dividend yield ranged from 3.5% percent to 4.3% during 2004.

AGL Resources

EPS and Dividend Growth

2005 Annualized Dividend of $1.24


EPS
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.16
$1.14
$1.12
$1.10
$1.08
$1.06
$1.04
$1.40
$1.67
$1.84
$2.03
$2.30
$1.08
$1.08
$1.08
$1.11
$1.15
2000
2001
2002
2003
2004

Debt-To-Capitalization


6.4 MM shares issued
February 14, 2003
$137 MM net proceeds
11.04 MM shares issued
November 18, 2004
$332 MM net proceeds
80%
70%
60%
50%
40%
30%
20%
10%
0%
68.9%
68.4%
66.5%
58.6%
57.9%
53.4%
2000
2001
2002
2003
2004
Q1 2005

AGL Resources

ATG: A Track Record of Delivering on Promises

Proven Track Record of Solid Total Returns Growth...



140%
90%
40%
-2%
Price Appreciation
Dividend Yield
S&P
19%
15%
11%
47%
36%
38%
62%
44%
9%
141%
88%
-11%
ATG
Peers
S&P
ATG
Peers
S&P
ATG
Peers
S&P
ATG
Peers
S&P
2004
2 Years
3 Years
5 Years

AGL Resources

Proven Track Record

- Strong business systems and management philosophy
- Significant capital investments generating sustainable earnings

Quarterly EPS



$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
IBES Mean Estimate
Actual EPS

NOTE - March 31, 2005 EPS does not reflect potential impact of Atlanta Gas Light Company Rate Case (Docket No. 18638-U).

AGL Resources

Strong, Regulated Earnings Base With Closely Related Earnings From Two Other Businesses



EBIT From Operations
18%
7%
75%
Distribution Operations
Wholesale Services
Energy Investments

2004



EBIT From Operations
14%
7%
79%
Distribution Operations
Wholesale Services
Energy Investments

2003

Note: 2003 EBIT from Operations results have been adjusted downward to account for favorable one-time items.

AGL Resources

Nonregulated Businesses Have Significant Regulated Characteristics

SouthStar (Retail Marketing)

- Retail is part of all traditional utilities
- Business is highly regulated
  - Fees and charges determined by tariff
  - Strong credit tariff
- Georgia legislature considered and rejected re-regulation in 2002 – the competitive Georgia environment is mature and stable

Sequent (Asset Management)

- Conducts optimization services for all AGL Resources-owned utilities
- 35% of gross margin is related to AGL Resources' utilities
- Sharing arrangements approved by regulatory agencies in each state provide significant customer benefits

First Quarter 2005 Results
(in millions, except per share amounts)

	Three Months		
	3/31/2005	3/31/2004	Fav/(Unfav)
Operating Revenues	$ 912	$ 651	$ 261
Cost of Gas	572	393	(179)
Operation and Maintenance Expenses	115	93	(22)
Depreciation and Amortization	33	24	(9)
Taxes Other Than Income	11	8	(3)
Total Operating Expenses	**731**	**518**	**(213)**
Operating Income	**181**	**133**	**48**
Other Income	1	1	-
Minority Interest	(13)	(11)	(2)
Earnings Before Interest & Taxes	**169**	**123**	**46**
Interest Expense	26	16	(10)
Earnings Before Income Taxes	**143**	**107**	**36**
Income Taxes	55	41	(14)
Net Income	**$ 88**	**$ 66**	**$ 22**
EPS			
Basic	$ 1.15	$ 1.02	$ 0.13
Diluted	$ 1.14	$ 1.00	$ 0.14
Shares Outstanding			
Basic	76.9	64.6	12.3
Diluted	77.6	65.4	12.2

	Three Months		
	3/31/2005	3/31/2004	Fav/(Unfav)
Distribution Operations	$ 123	$ 82	$ 41
Retail Energy Operations	40	33	7
Wholesale Services	4	12	(8)
Energy Investments	5	1	4
Corporate	(3)	(5)	2
Consolidated EBIT	169	123	46

AGL Resources

Distribution Operations Overview

		AGLC	VNG	CGC	ETG	FCG	Elkton
EBIT ($MM)	[1]	$ 187	$ 48	$ 9	$ 43	$ 4	$ 3
Rate Base ($MM)	[2]	$ 1,188	$ 325	$ 94	$ 397	$ 121	$ 5
% Equity	[3]	47.93%	52.4%	35.5%	53.0%	36.8%	47.8%
Authorized ROE	[8]	10.375%	10% - 11.4%	10.2%	10.0%	11.25%	12.5%
Authorized ROR	[8]	8.2778%	9.24%	7.43%	7.95%	7.36%	10.50%
Actual ROR	[4]	N/C	9.20%	7.14%	6.50%	6.05%	6.82%
Headroom ($000's)	[5]	N/C	$ (73)	$ 270	$ 11,075	$ 2,452	$ 220
Average Customers (000's)	[6]	1,564	264	62	267	104	6
Average Monthly Throughput	[7]	19.8	2.9	1.4	5.0	0.8	N/A
Peak Day Demand	[7]	1.8	0.3	0.1	0.4	0.04	N/A
Storage Capacity	[7]	55.6	10.2	4.8	14.0	0.0	N/A

Footnotes

[1] YTD 2004 utility EBIT excludes distribution operations corporate, and NUI estimated full year EBIT
[2] Rate base for Elkton estimated as Elkton has not had a rate case since 1992 and the commission does not require rate base to be updated.
Rate base for AGLC is what was approved by the GPSC under Docket No. 18638-U on April 27, 2005.
[3] % Equity from last approved rate case. AGLC as approved by the GPSC on April 27, 2005.
[4] For the 12-months ended December 31, 2004.
[5] Headroom is additional operating income that can be generated before exceeding authorized ROR. For AGLC, headroom based on mid-point of 11%.
[6] Average number of end-use customers represents an average for 2004 except Elizabethtown Gas and Florida City Gas, which are 12/04 amounts.
[7] In million of dekatherms.
[8] As approved by the GPSC on April 27, 2005 under Docket No. 18638-U for AGLC.
N/C - Not calculated as GPSC approved new rates on April 27, 2005, and AGLC has filed a Motion for Stay of Order.

Distribution Operations Overview



Customers per Employee
1,038
518
1,000
800
600
400
200
0
2004*
AGL
NUI

*Numbers are on a fiscal year basis, except NUI (12/04)



O&M per Customer
If NUI's O&M per customer reached AGL's level, it would mean savings of ~$58MM, or 52% of NUI's total O&M.
$400
$350
$300
$250
$200
$150
$100
$302
$152
$168
2004*
2005E
AGL
NUI

*Numbers are on a fiscal year basis, and NUI is for 2003. 2005 is an annualized for consolidated AGL amount based on 1st quarter 2005 O&M per customer of $42.

AGL Resources

Sustaining Superior Performance: The Devil Is In The Details



Avg. End-Use Customers (000)
2,400
2,300
2,200
2,100
2,000
1,900
1,800
1,838
1,880
2,266
2003
2004
1st QTR 2005



Cost Per New Meter ($)
$3,400
$2,900
$2,400
$1,900
$1,400
$900
$1,028
$996
$3,292
2003
2004
NUI - 11/04



EBIT Per Customer ($)
$160
$140
$120
$100
$80
$60
$40
$127
$131
$53
2003
2004
Q1 2005

- Technology
- Marketing focus
- Acquisitions
- Process efficiency

*Numbers are on a fiscal year basis, except 2005, which is for first quarter and not necessarily indicative of an annualized EBIT per customer.

AGL Resources

Sequent: Defined Approach to Marketing, Asset Management, and Risk Management

Business Focus

- ***Asset Management:*** Capture value from idle or underutilized transportation and storage assets – for both affiliates and non-affiliates
- ***Wholesale Trading and Marketing:*** primarily with load-serving entities (LDCs, integrated electrics/utilities, industrials)
- ***Origination:*** Selectively seek third-party asset management (recent examples: Roanoke Gas Co. and Bluefield Gas Co.)
- ***Producer Services:*** Aggregate natural gas supply from small and medium size producers

Market Focus

- Primary markets include the Southeast, Mid-West, Mid-Atlantic and Northeast regions. NUI extends footprint further into Northeast

Risk Management

- Principally an arbitrage business with net flat book (10-day VaR < $1MM)
- Single commodity: natural gas
- Strong portfolio credit quality and no credit losses to date

Counterparty Credit Ratings



As a Percent of Credit Exposure
3%
44%
53%
A- or Higher
BBB+ to BBB-
BB+ and Below

Credit Exposure by Counterparty Type



Banking, 4%
Other, 1%
Chemical, 6%
Electric Utility and Integrated Electric, 25%
Manufacturing, 5%
Oil and Gas, 8%
Natural Gas Transportation, 8%
Natural Gas Utility, 43%

AGL Resources

Sequent: Physical Logistics To Capitalize on Inherent Market Volatility



Volume
Sales Volume (Bcf/day)
2.5
2.0
1.5
1.0
0.5
-
1.4
1.8
2.1
2.3
2002
2003
2004
1Q05



Value at Risk (VaR)
Period average VaR (millions)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0.1
0.2
0.1
0.3
0.1
0.3
0.2
0.5
2002 *
2003
2004
1Q05
1 Day VaR
10 Day VaR



Counterparties & Pipelines by Quarter
Active Counterparties
Number of Pipelines
300
250
200
150
100
50
0
60
50
40
30
20
10
0
3/31/01
6/30/01
9/30/01
12/31/01
3/31/02
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
9/30/04
12/31/04
3/31/2005
Quarter Ended
Active Counterparties
Pipelines on which business is conducted



Gross Margin
% of Total
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
37%
63%
65%
35%
2003
2004
Affiliated Asset Management
3rd Party Asset Management Origination & Trading

AGL Resources

SouthStar Energy Continues to Generate Annuity-Like Returns

- Georgia's leading retail gas marketer with 531,000 average customers as of March 2005
- Market share consistently in the 36% to 38% range
- Strong margins come largely from fixed charges
- Focused on maintaining high-quality customer base and improving efficiency of operations
- Bad debt expense at currently 1.3% of total revenue compared to 5.2% in 2001



SouthStar EBIT*
In millions
$80
$70
$60
$50
$40
$30
$20
$10
$20
$41
$63
$74
2001
2002
2003
2004

*Denotes EBIT for 100% of the partnership.



Firm Gross Margin
Fixed
Variable
80%
70%
60%
50%
40%
30%
20%
10%
2001
2002
2003
2004

AGL Resources

Jefferson Island: An Annuity with Opportunity

- Salt-cavern storage 10 miles northeast of Henry Hub; working gas capacity of 6.9 Bcf
- Facility was accretive to earnings from day one -- $4 million EBIT contribution in 1st Quarter 2005
- Expanding inventory cycle from 10- to 12-turn; capital cost $9 million with expected completion on or around end of 3rd quarter 2005
- Evaluating economics of leaching third cavern; would add a minimum 5 Bcf additional working gas capacity. Leeching process could take up 18 months (2007/2008).
- Successfully subscribed 60% of former AEP capacity and cavern now fully subscribed with staggered contract terms expiring starting in 2006 through 2010
- Strategically located asset – Gulf Coast proximity and pipeline interconnections put us clearly in the middle of LNG infrastructure expansion plans


Transcontinental Gas Pipeline Corp
Southern Natural Gas Co
Southern Natural Gas Co (SGNG)
IN
KY
WV
VA
NC
TN
OK
AR
SC
MS
AL
GA
TX
LA
FL
Henry Hub
JISH
Gulf of Mexico

AGL Resources, Mapping Services, July 2004

Jefferson Island Acquisition: Strategic Asset at an Attractive Price

Salt-cavern storage facility located near Henry Hub in Erath, LA with 6.9 Bcf of working gas capacity

Superior Location

– Interconnects with seven interstate pipelines, one intrastate pipeline, and the Henry Hub


LEGEND
Jefferson Island Storage & Hub
2 - 16" Pipeline Headers
200,000
200,000
200,000
200,000
200,000
200,000
200,000
200,000
Tennessee
Columbia Gulf
Gulf South (Koch)
Texas Gas
NGPL
Sea Robin
Henry Hub (Sabine)

High Deliverability:

– 10-turn annual inventory cycle; expandable with added compression

Low-Cost Expansion Option:

– Expand existing caverns or develop new caverns at deep discount to greenfield development cost

Strategic Asset:

– Storage provides flexibility for utilities and asset management business. Sequent released capacity at competing salt storage facility and will utilize 2Bcf

$81MM(1) net purchase price

- Represents about 6.5x EBITDA.
- Replacement Cost estimated at $120MM
- AEP purchased for approx. $210MM (2) in 1998 and invested approx. $35MM to increase working gas capacity from 2.7Bcf to 7.1Bcf

(1) 1.4Bcf of inventory included in the sale and sold shortly after close

(2) In 1998, AEP purchased $320MM of natural gas midstream assets from Equitable Resources, Inc. and allocated approx. $210MM of the purchase price to JISH

Peak Demand Grows Faster Than Average

Declining Use Per Customer Masks The Challenge of Infrastructure Development



Natural Gas Use Per Residential Customer
Normalized Mcf per Year
120
100
80
60
40
20
0
1980
1990
2001
2010
2020

Patterns in Residential Natural Gas Consumption, 1980-2001. American Gas Association, May 28, 2004



Compound Annual Growth Rate of Gas Consumed
(Residential and Commercial Customers)
Since 1973, winter load (Dec-Feb) is growing more than twice as fast as annual load
Percent
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.33
0.80
Annual Growth
Winter Growth

Peaking Projects Underway



Elba Island LNG
LNG Plant
AGLC Purchased
Southern Natural Gas Co
Transcontinental Gas Pipeline Corp
Macon Peaking Pipeline
Old Colonial Line
Limited Access Highway
Proposed AGLC Pool Groups
Atlanta
Augusta
Brunswick
Ex-Atl. SNG
Ex-Atl. Transco
Macon
Rome
Savannah
Valdosta
Cherokee LNG
Riverdale LNG
Macon LNG
Elba Island LNG

Southern Natural Gas Pipeline Purchase (Georgia)

- 250 miles of pipe for $32.5 million
- Improves Macon-to-Atlanta LNG deliverable capacity and reliability
- Closed March 1, 2005

Pivotal Propane of Virginia

- Improves system reliability and serves peak demand
- Rates allow capital recovery at 10.9% ROE
- Total capital cost approximately $30 million
- Operational 1st quarter 2005
- Potential for expansion



DC
Cove Point LNG
VNG Propane
Pivotal Propane



AGL Resources

SNG Purchase Provides Flexibility in Georgia Market



Atlanta Gas Light Company
PROPOSED POOL GROUPS
Elba Island LNG
LNG Plant
AGLC Purchased
Southern Natural Gas Co
Transcontinental Gas Pipeline Corp
Macon Peaking Pipeline
Limited Access Highway
Proposed AGLC Pool Groups
Atlanta
Augusta
Brunswick
Ex-Atl. SNG
Ex-Atl. Transco
Macon
Rome
Savannah
Valdosta
NORTH
Cherokee LNG
Riverdale LNG
Macon LNG
Elba Island

- $32.5 million asset purchase from Southern Natural Gas
- Acquisition of 250 miles of pipeline and associated meter stations
- Extension of current SNG contracts
- Improves Macon to Atlanta deliverable capacity and reliability
- Provides opportunities around Elba Island LNG supply
- January 19, 2005 FERC approved the abandonment of Southern Natural's facilities to Atlanta Gas Light Company
- Closed March 1, 2005

Virginia Propane Facility On Track For Completion







- Improve reliability of VNG system
- Regulatory recovery approved with a 10.9% ROE
- Construction underway; received all necessary permits and completed hazardous removal
- Total construction costs approximately $30MM
- Currently operational as of 1st quarter 2005

Line of Sight to Earnings Accretion

Progress through March 2005

- Five executives terminated
- 243 employee severances to date including resignations, relocations
- 192 additional employees scheduled for severance
- 352 employees reporting to centralized departments
- Bedminster office closed
- Leak call and customer complaint processes transitioned to AGL Customer Call Center
- Financial systems converted end of February 2005 – first of March 2005
- Full access to all corporate systems and data as of end of 1st quarter



2005 Breakeven EBITDA*
From Acquisitions
($MM)
$125
$100
$75
$50
$25
$0
$105*
38
28
15
24
Depreciation
Interest (5.0%)
Taxes (38.5%)
Net Income (11.04 MM shares * $2.25)
$105
9
12
84
Synergies Needed
JISH
NUI 03
Normalized
8% of NUI's 2003 normalized non-fuel O&M
EBITDA Breakeven
NUI + JISH EBITDA

*EBITDA Breakeven Assumes:

- $900MM combined enterprise value of NUI and JISH
- Includes NUI's regulatory settlement cost ($26MM) but no transaction expenses
- $332MM of equity issued at $31.01
- Target of $2.25 '05 EPS (low side of '05 guidance)

AGL Resources

Regulatory Status

- AGLC
  - 2005 proposed rate increase of $26MM (ROE band of 10.2% to 12.2%) or approximately 5% of base rates and 1.5% of total bill
  - GPSC Adversary Staff proposed comprehensive rate plan resulting in a rate decrease of $56 million.
  - GPSC approved rate decrease of $21.9 million on April 27, 2005 based on Advisory Staff recommendation. New base rates effective May 1, 2005. (see slides 27 to 30)
  - AGLC filed Motion for Immediate Stay of Order on April 29, 2005 pending reconsideration/rehearing
  - Capacity supply plan has been approved for 3 years
  - Asset management until 2006
- VNG
  - Weather normalization extended for 2 years
  - VSCC Staff has alleged that VNG is over earning by approximately $15 million on a projected test year basis in connection weather normalization program. VNG has responded that VSCC Staff claims are without merit and has committed to filing a rate case by December 31, 2005.
  - Asset Management audit of Sequent on-going
  - $30MM investment in Pivotal Propane should earn authorized ROE (10.9%)
- CGC
  - Base rate increase of $0.6MM plus $0.7MM recovery of bad debt effective 10/1/04
  - Reconsideration pending – decision was expected, but not received by end of March 2005. However, the TRA has upheld the ROE decision of 10.2%.
- ETG
  - 3-year rate freeze with PBR similar to GA in years 4 and 5 with rate case in year 5
  - Sequent became asset manager on April 1, 2005 for 3 years at $4MM per year
- CG
  - Base rate increase of $6.7MM effective from 2/23/04

AGLC Rate Case Overview

- **Rate Case Process**
  - October 1, 2004 – AGLC filed for $25.6 million rate increase ($16 million depreciation, $6 million operating expenses and $ 4 million return)
  - February 25, 2005 - GPSC Adversary Staff filed proposed comprehensive rate plan for a rate decrease of $55.6 million
  - April 22, 2005 - GPSC Advisory Staff, comprised of individuals not on the Adversary Staff, presented to the GPSC commissioners (but not AGLC) a proposed comprehensive rate plan recommendation for a rate decrease of $27.1 million, as opposed to a proposed settlement between AGLC and Advisory and/or Adversary Staff.
  - April 27, 2005 - GPSC commissioners consider Advisory Staff's recommendation, which had not been seen by AGLC nor had it been written in the form of an actual proposed order. The GPSC commissioners vote 3 to 2 to accept the recommendation, with three amendments resulting in a rate decrease of $21.9 million
  - April 29, 2005 – AGLC files Motion for Immediate Stay of Order pending reconsideration and/or rehearing. Additionally, GPSC issues final order with new base rates going into effect May 1, 2005.

- **Rate Case Outcomes**
  - Base rate decrease of $21.9 million effective May 1, 2005
  - Recapture and deferral of $21 gain on sale of Caroline Street campus recognized by AGLC in September 2003 by recording an expense and associated regulatory liability in first quarter 2005, which AGLC believes was an unintentional consequence by the GPSC. Additionally, the gain would subsequently be amortized into base rates over a period of 10 years. The GPSC decision did not take into account the following: (1) contribution to pension plan from the sale proceeds already reduced pension expense by $0.6 million; (2) contribution to AGL Resources Private Foundation; and (3) loss on the disposal of Caroline Street campus assets by AGL Services Company.
  - Actual base and pipeline replacement program (PRP) rates billed to customers remain the same (rate freeze or rate stabilization). The $21.9 million of over collected base rates would be deferred into a regulatory liability account and utilized to fund future increases in PRP surcharge amounts, which the next increase is scheduled for October 1, 2005.
  - Lack of clarity as to the impact to the PRP program and AGLC's obligations related to capital spending around the PRP rider program.

AGLC Rate Case Overview - Continued

- **Rate Case Response Options**
  - AGLC considering and seeking all appropriate options, including but not necessarily limited to:
    - Reconsideration and rehearing by the GPSC
    - Appeal to the Fulton County Superior Court
    - Re-filing of a new rate case in the June to July 2005 timeframe
  - AGLC evaluating timing and results of planned technology projects, as well as spending related to capital and operation and maintenance expenditures

AGLC vs. GPSC "Comprehensive Rate Plan"

		Amounts (Millions)		Explanation
Atlanta Gas Light Company Rate Increase Request			**$ 25.6**	
Georgia Public Service Company (GPSC) Order - Dated April 29, 2005				
Rate Base Adjustments				
Exclusion of AGL Services Company (AGSC) Net Plant		(5.6)		AGLC proposed inclusion of AGSC plant utilized by AGLC
Inclusion of Southern Natural Gas Triangle Purchase		4.3		
Inclusion of pension liability and adjust for return on prior net pension asset		(3.3)		Order excludes consideration of pension OCI
Other		0.9	**(3.7)**	
Cost of Service Adjustments				
Acquisition Synergies		(13.3)		Exclusion of VNG synergies ($5.7) and estimate for NUI savings ($7.6)
Depreciation		(8.8)		Lower depreciation rates primarily related to net salvage value
Amortization of Caroline Street Gain Recognized in 2003		(2.1)		Recapture of gain and amortize against rent expense associated with Ten Peachtree Place over 10 years
AGSC Cost Allocations		(2.4)		Primarily more costs allocated to parent/holding company ($3.0) offset by inclusion of cost of capital allocation ($1.3)
Other		(6.3)	**(32.9)**	Primarily exclusion of Energy Conservation Program ($2.0), CPI growth ($1.8), 3-year average for benefit costs ($1.7), and increased property taxes ($1.1)
Cost of Capital Adjustments				
Cost of Debt		(3.2)		Primarily inclusion of 9/04 and 12/04 debt issuances - Short tem rate changed to 2.96% (GPSC) from 3.77% (AGLC), and long-term changed to 6.64% (GPSC) from 6.68% (AGLC)
Cost of Equity		(7.7)	**(10.9)**	Approved ROE of 10.375% vs. AGLC proposed ROE of 11.2%
Total GPSC Adversary Staff Adjustments to AGLC's Case		**$ (47.5)**		
GPSC Authorized Rate Decrease			(21.9)	
GPSC Comprehensive Rate Plan (CRP)			21.9	Rate decrease to fund CRP regulatory liability primarily to be used for future increases in pipeline replacement rider program (PRP) surcharge amounts (actual PRP rate to be kept flat)
GPSC Adversary Staff "Comprehensive Rate Plan" Revenue Requirement			$ -	

AGL Resources

Georgia Power – AGLC Comparison

	Previously Approved ROE	Current and Recent Rate Cases: Company's Proposed	Staff's Proposed	Commission Approved
Georgia Power	**12.5%** PBR Dead band: 10% - 12.95%	**12.5% ROE** **($325 million increase)**	**9.25% ROE** **($57MM decrease)**	**11.25% ROE** PBR Dead band: 10.25% - 12.25% ($194 million increase)
Atlanta Gas Light	**11.0%** PBR Dead band: 10.0% - 12.0%	**11.2%** PBR Dead band: 10.2% - 12.2%	**9.00%** ROE ($56MM decrease)	**10.375%** ROE ($21.9MM decrease)

AGL Resources

Line of Sight to Significantly Improved Cash Flow

A Strong Long-term Outlook Due to the Completion of PRP and ERC Rider Programs


($MM)
$500
$400
$300
$200
$100
$0
'05-'09 FFO
CAGR = 7%
FFO
70
113
36
45
75
167
2
40
95
166
25
27
85
93
150
25
81
94
150
25
81
94
150
25
80
94
150
25
2003
2004
2005P
2006P
2007P
2008P
2009P
PRP
ERC
NUI
Other CapEx
Dividends*
Excess cash available for debt pay-down, dividend increases or growth initiatives
Cash Outflows

*Assumes no dividend increase

AGL Resources

ATG Valuation

Superior Performance…



Historical Total Return
150%
100%
50%
0%
19%
15%
47%
36%
62%
44%
141%
88%
ATG
Peers
2004
2 Years
3 Years
5 Years
Price Appreciation.
Dividend Yield

… Yet Discounted Valuation



P/E
20
18
16
14
12
10
15.1
16.3
13.9
15.3
2005 P/E (x)
2006 P/E (x)
ATG
Peers



Payout
80%
70%
60%
50%
40%
53%
67%
2004 Payout Ratio
ATG
Peers



Yield
6%
4%
2%
0%
3.6%
4.3%
Dividend Yield
ATG
Peers

Notes:
1) LDC Peer Group includes ATO, CGC, GAS, NJR, NWN, PGL, PNY, UGI and WGL

AGL Resources

AGL Resources